UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 of the
Securities Exchange Act of 1934

October 29, 2003

(Date of earliest event reported)

ROHM AND HAAS COMPANY

(Exact name of registrant as specified in charter)

Delaware	1-3507	23-1028370

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Independence Mall West, Philadelphia, Pennsylvania	19106

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code (215)592-3000

Item 7. Financial Statements and Exhibits

(c)	Exhibits — 99.1 (Earnings press release issued on October 29, 2003)

Item 12. (This Item is being used to furnish an earnings press release)

Results of Operations and Financial Condition.

     On October 29, 2003, Rohm and Haas Company (“Company”) issued an earnings press release reporting the Company’s results of operations for the fiscal quarter ended September 30, 2003. A copy of that release is being furnished to the SEC as an exhibit to this form.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROHM AND HAAS COMPANY (Registrant)

/s/Jacques M. Croisetiere

Jacques M. Croisetiere
Vice President and Chief Financial Officer
Date: October 29, 2003

Exhibit Index

99.1	Earnings Press Release